                  THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT
                                     AGREEMENT


     This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is made and entered into this 29th day of October, 1998, by and between UNION TOOLS, INC. ("BORROWER"), Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Amended and Restated Credit Agreement described below ("AGENT"), and the Lenders which are signatories hereto.

     WHEREAS, Agent, Lenders and Borrower are parties to a certain Amended and Restated Credit Agreement dated May 20, 1997 and all amendments thereto (as such agreement has from time to time been amended, supplemented or otherwise modified, the "AGREEMENT"); and

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

     2. AMENDMENTS. Subject to the conditions set forth below, subsection 4.6(b) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

     "(b) Borrower shall not permit the ratio of Total Indebtedness calculated as of the last day of fiscal quarter ending on the dates or during the periods set forth below to Operating Cash Flow for the twelve (12) month period ending on such day to be greater than the amount set forth for such date or period.

     Date/ Period                       Amount
     ------------                       ------
     January 31, 1998                   4.0:1
     April 30, 1998                     3.8:1
     July 31, 1998                      2.7:1
     October 31, 1998                   4.6:1
     January 31, 1999                   3.0:1
     April 30, 1999                     3.0:1
     On or after July 31, 1999          2.0:1


     "Total Indebtedness" and "Operating Cash Flow" will be calculated as illustrated on Exhibit 4.10(C)

     4. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

          (a) Borrower shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

          (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

          (c) No Default or Event of Default shall have occurred and be continuing.

     5. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders that
(a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower and (b) each of the representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

     6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

     8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

     9. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

HELLER FINANCIAL, INC.,                 UNION TOOLS, INC.,
as Agent and Lender                     Borrower

By:   /s/ William Vukovich              By:  /s/ Steve Kasprisin
     -------------------------------        ------------------------------------
Title:  Assistant Vice-President         Title: Vice-President -Chief Accounting
        ----------------------------          ----------------------------------
                                               Officer
                                               ---------------------------------

OTHER LENDERS:

FLEET CAPITAL CORPORATION

By:   /s/ Lawrence Ausburn
     ------------------------------
Title:   Senior Vice-President
        ---------------------------

PNC BANK, NATIONAL ASSOCIATION

By:   /s/ Warren F. Weber
     ------------------------------
Title:  Vice-President
        ---------------------------

STAR BANK, N.A.

By:
     ------------------------------
Title:
        ---------------------------

BANKBOSTON, N.A.

By:   /s/ Gregory R.D. Clark
     ------------------------------
Title:  Division Executive
        ---------------------------

SANWA BUSINESS CREDIT CORPORATION

By:   /s/ Lawrence J. Placek
     ------------------------------
Title:  Vice-President
        ---------------------------

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